                                                                    Exhibit 99.5

CHEC 2004-2                                    [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
FRM PPC 50% Pricing
ARM PPC 50% Pricing
Run to  Call

                              CLASS A CERTIFICATES

--------------------------------------------------------   -----------------------------------------------------------------
PD       DATE        AFC (1) AFC (2)      AFC (2) (3)        PD       DATE         AFC (1)        AFC (2)     AFC (2) (3)
--------------------------------------------------------   -----------------------------------------------------------------

 1      11/25/2004    7.61%   7.61%          10.00%          60      10/25/2009     8.39%         11.29%         11.29%
 2      12/25/2004    7.10%   7.10%          9.96%           61      11/25/2009     8.12%         10.93%         10.93%
 3       1/25/2005    6.88%   6.88%          9.91%           62      12/25/2009     8.39%         11.29%         11.29%
 4       2/25/2005    6.88%   6.88%          9.87%           63       1/25/2010     8.12%         10.93%         10.93%
 5       3/25/2005    7.62%   7.62%          9.86%           64       2/25/2010     8.12%         10.94%         10.94%
 6       4/25/2005    6.88%   6.88%          9.77%           65       3/25/2010     8.99%         12.11%         12.11%
 7       5/25/2005    7.11%   7.11%          9.74%           66       4/25/2010     8.12%         10.93%         10.93%
 8       6/25/2005    6.88%   6.88%          9.67%           67       5/25/2010     8.39%         11.30%         11.30%
 9       7/25/2005    7.11%   7.11%          9.65%           68       6/25/2010     8.12%         10.93%         10.93%
10       8/25/2005    6.88%   6.88%          9.56%           69       7/25/2010     8.39%         11.29%         11.29%
11       9/25/2005    6.89%   6.89%          9.52%           70       8/25/2010     8.11%         10.93%         10.93%
12      10/25/2005    7.12%   7.12%          9.51%           71       9/25/2010     8.11%         10.93%         10.93%
13      11/25/2005    6.89%   6.89%          9.42%           72      10/25/2010     8.38%         11.29%         11.29%
14      12/25/2005    7.12%   7.12%          9.42%           73      11/25/2010     8.11%         10.93%         10.93%
15       1/25/2006    6.89%   6.89%          9.32%           74      12/25/2010     8.38%         11.29%         11.29%
16       2/25/2006    6.89%   6.89%          9.27%           75       1/25/2011     8.11%         10.92%         10.92%
17       3/25/2006    7.63%   7.63%          9.40%           76       2/25/2011     8.11%         10.92%         10.92%
18       4/25/2006    6.89%   6.89%          9.17%           77       3/25/2011     8.98%         12.09%         12.09%
19       5/25/2006    7.12%   7.12%          9.19%           78       4/25/2011     8.11%         10.92%         10.92%
20       6/25/2006    6.89%   6.89%          9.08%           79       5/25/2011     8.38%         11.28%         11.28%
21       7/25/2006    7.12%   7.12%          9.10%           80       6/25/2011     8.11%         10.92%         10.92%
22       8/25/2006    7.50%   7.52%          9.20%           81       7/25/2011     8.38%         11.28%         11.28%
23       9/25/2006    7.78%   7.82%          9.27%           82       8/25/2011     8.11%         10.92%         10.92%
24      10/25/2006    8.04%   8.08%          9.33%           83       9/25/2011     8.11%         10.91%         10.91%
25      11/25/2006    7.78%   7.82%          9.21%           84      10/25/2011     8.38%         11.28%         11.28%
26      12/25/2006    8.04%   8.08%          9.27%           85      11/25/2011     8.11%         10.91%         10.91%
27       1/25/2007    7.78%   7.82%          9.14%           86      12/25/2011     8.38%         11.27%         11.27%
28       2/25/2007    7.79%   8.12%          9.24%           87       1/25/2012     8.11%         10.91%         10.91%
29       3/25/2007    8.63%   9.16%          9.66%           88       2/25/2012     8.11%         10.91%         10.91%
30       4/25/2007    7.79%   8.27%          9.26%           89       3/25/2012     8.66%         11.66%         11.66%
31       5/25/2007    8.05%   8.55%          9.36%           90       4/25/2012     8.10%         10.91%         10.91%
32       6/25/2007    7.79%   8.27%          9.20%           91       5/25/2012     8.37%         11.27%         11.27%
33       7/25/2007    8.06%   8.55%          9.31%           92       6/25/2012     8.10%         10.91%         10.91%
34       8/25/2007    8.00%   8.83%          9.45%           93       7/25/2012     8.37%         11.27%         11.27%
35       9/25/2007    8.13%   9.17%          9.61%           94       8/25/2012     8.10%         10.90%         10.90%
36      10/25/2007    8.40%   9.47%          9.76%           95       9/25/2012     8.10%         10.90%         10.90%
37      11/25/2007    8.13%   9.16%          9.59%           96      10/25/2012     8.37%         11.27%         11.27%
38      12/25/2007    8.40%   9.47%          9.76%           97      11/25/2012     8.10%         10.90%         10.90%
39       1/25/2008    8.13%   9.16%          9.60%           98      12/25/2012     8.37%         11.26%         11.26%
40       2/25/2008    8.13%   9.55%          9.83%           99       1/25/2013     8.10%         10.90%         10.90%
41       3/25/2008    8.69%   10.45%         10.45%         100       2/25/2013     8.10%         10.90%         10.90%
42       4/25/2008    8.13%   9.77%          9.96%          101       3/25/2013     8.97%         12.07%         12.07%
43       5/25/2008    8.40%   10.10%         10.13%         102       4/25/2013     8.10%         10.90%         10.90%
44       6/25/2008    8.13%   9.77%          9.97%          103       5/25/2013     8.37%         11.26%         11.26%
45       7/25/2008    8.40%   10.10%         10.13%         104       6/25/2013     8.10%         10.90%         10.90%
46       8/25/2008    8.13%   10.15%         10.17%         105       7/25/2013     8.37%         11.26%         11.26%
47       9/25/2008    8.13%   10.35%         10.35%         106       8/25/2013     8.10%         10.89%         10.89%
48      10/25/2008    8.40%   10.69%         10.69%         107       9/25/2013     8.10%         10.89%         10.89%
49      11/25/2008    8.12%   10.35%         10.35%         108      10/25/2013     8.37%         11.26%         11.26%
50      12/25/2008    8.39%   10.69%         10.69%         109      11/25/2013     8.10%         10.89%         10.89%
51       1/25/2009    8.12%   10.35%         10.35%         110      12/25/2013     8.37%         11.26%         11.26%
52       2/25/2009    8.12%   10.64%         10.64%         111       1/25/2014     8.10%         10.89%         10.89%
53       3/25/2009    8.99%   11.98%         11.98%         112       2/25/2014     8.09%         10.89%         10.89%
54       4/25/2009    8.12%   10.81%         10.81%         113       3/25/2014     8.96%         12.06%         12.06%
55       5/25/2009    8.39%   11.17%         11.17%         114       4/25/2014     8.09%         10.89%         10.89%
56       6/25/2009    8.12%   10.81%         10.81%         115       5/25/2014     8.36%         11.25%         11.25%
57       7/25/2009    8.39%   11.17%         11.17%         116       6/25/2014     8.09%         10.89%         10.89%
58       8/25/2009    8.12%   10.90%         10.90%         117       7/25/2014     8.36%         11.25%         11.25%
59       9/25/2009    8.12%   10.93%         10.93%         118       8/25/2014     8.09%         10.89%         10.89%
--------------------------------------------------------   -----------------------------------------------------------------

--------------------------------------------------------------------
    PD         DATE         AFC (1)       AFC (2)      AFC (2) (3)
--------------------------------------------------------------------

   119         9/25/2014     8.09%         10.89%        10.89%
   120        10/25/2014     8.36%         11.25%        11.25%
   121        11/25/2014     8.09%         10.89%        10.89%
   122        12/25/2014     8.36%         11.25%        11.25%
   123         1/25/2015     8.09%         10.89%        10.89%
   124         2/25/2015     8.09%         10.89%        10.89%
   125         3/25/2015     8.95%         12.05%        12.05%
   126         4/25/2015     8.09%         10.88%        10.88%
   127         5/25/2015     8.36%         11.25%        11.25%
   128         6/25/2015     8.09%         10.88%        10.88%
   129         7/25/2015     8.36%         11.25%        11.25%
   130         8/25/2015     8.09%         10.88%        10.88%
   131         9/25/2015     8.08%         10.88%        10.88%
   132        10/25/2015     8.35%         11.24%        11.24%
   133        11/25/2015     8.08%         10.88%        10.88%
   134        12/25/2015     8.35%         11.24%        11.24%
   135         1/25/2016     8.08%         10.88%        10.88%
   136         2/25/2016     8.08%         10.88%        10.88%
   137         3/25/2016     8.64%         11.63%        11.63%
   138         4/25/2016     8.08%         10.88%        10.88%
   139         5/25/2016     8.35%         11.24%        11.24%
   140         6/25/2016     8.08%         10.88%        10.88%
   141         7/25/2016     8.35%         11.24%        11.24%
   142         8/25/2016     8.08%         10.88%        10.88%
   143         9/25/2016     8.08%         10.88%        10.88%
   144        10/25/2016     8.35%         11.24%        11.24%
   145        11/25/2016     8.08%         10.88%        10.88%
   146        12/25/2016     8.34%         11.24%        11.24%
   147         1/25/2017     8.07%         10.88%        10.88%
   148         2/25/2017     8.07%         10.88%        10.88%
   149         3/25/2017     8.94%         12.05%        12.05%
   150         4/25/2017     8.07%         10.88%        10.88%
   151         5/25/2017     8.34%         11.24%        11.24%
   152         6/25/2017     8.07%         10.88%        10.88%
   153         7/25/2017     8.34%         11.24%        11.24%
   154         8/25/2017     8.07%         10.88%        10.88%
   155         9/25/2017     8.07%         10.88%        10.88%
   156        10/25/2017     8.34%         11.24%        11.24%
   157        11/25/2017     8.07%         10.88%        10.88%
   158        12/25/2017     8.34%         11.25%        11.25%
   159         1/25/2018     8.07%         10.88%        10.88%
   160         2/25/2018     8.07%         10.88%        10.88%
   161         3/25/2018     8.93%         12.05%        12.05%
   162         4/25/2018     8.07%         10.89%        10.89%
   163         5/25/2018     8.33%         11.25%        11.25%
   164         6/25/2018     8.06%         10.89%        10.89%
   165         7/25/2018     8.33%         11.25%        11.25%
   166         8/25/2018     8.06%         10.89%        10.89%
   167         9/25/2018     8.06%         10.89%        10.89%
   168        10/25/2018     8.33%         11.25%        11.25%
   169        11/25/2018     8.06%         10.89%        10.89%
   170        12/25/2018     8.33%         11.25%        11.25%
   171         1/25/2019     8.06%         10.89%        10.89%
   172         2/25/2019     8.06%         10.89%        10.89%
   173         3/25/2019     8.92%         12.06%        12.06%
--------------------------------------------------------------------

(1) Run using Static LIBOR
(2) Run assuming that 6mL = 20.00%
(3) Run assuming that 1mL = 20.00 and proceeds are received from the related
    YM agreement

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CHEC 2004-2                                    [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
FRM PPC  75% Pricing
ARM PPC  125% Pricing
Run to   Call

                              CLASS A CERTIFICATES

-------------------------------------------------------------------  ---------------------------------------------------------------
   PD         DATE         AFC (1)        AFC (2)     AFC (2) (3)          PD           DATE       AFC (1)    AFC (2)   AFC (2) (3)
-------------------------------------------------------------------  ---------------------------------------------------------------

    1        11/25/2004     7.61%          7.61%         10.00%            47           9/25/2008   7.89%      9.36%       9.36%
    2        12/25/2004     7.11%          7.11%         10.02%            48          10/25/2008   8.14%      9.65%       9.65%
    3         1/25/2005     6.89%          6.89%         10.04%            49          11/25/2008   7.88%      9.32%       9.32%
    4         2/25/2005     6.89%          6.89%         10.06%            50          12/25/2008   8.13%      9.60%       9.60%
    5         3/25/2005     7.64%          7.64%         10.06%            51           1/25/2009   7.87%      9.27%       9.27%
    6         4/25/2005     6.90%          6.90%         10.09%            52           2/25/2009   7.86%      9.44%       9.44%
    7         5/25/2005     7.14%          7.14%         10.10%            53           3/25/2009   8.70%      10.54%      10.54%
    8         6/25/2005     6.91%          6.91%         10.12%            54           4/25/2009   7.85%      9.50%       9.50%
    9         7/25/2005     7.15%          7.15%         10.13%            55           5/25/2009   8.10%      9.79%       9.79%
   10         8/25/2005     6.92%          6.92%         10.14%            56           6/25/2009   7.84%      9.45%       9.45%
   11         9/25/2005     6.93%          6.93%         10.16%            57           7/25/2009   8.09%      9.74%       9.74%
   12        10/25/2005     7.16%          7.16%         10.17%            58           8/25/2009   7.83%      9.46%       9.46%
   13        11/25/2005     6.93%          6.93%         10.19%            59           9/25/2009   7.82%      9.45%       9.45%
   14        12/25/2005     7.17%          7.17%         10.19%            60          10/25/2009   8.08%      9.74%       9.74%
   15         1/25/2006     6.94%          6.94%         10.22%            61          11/25/2009   7.81%      9.40%       9.40%
   16         2/25/2006     6.95%          6.95%         10.23%            62          12/25/2009   8.07%      9.69%       9.69%
   17         3/25/2006     7.70%          7.70%         10.20%            63           1/25/2010   7.80%      9.35%       9.35%
   18         4/25/2006     6.96%          6.96%         10.25%            64           2/25/2010   7.80%      9.33%       9.33%
   19         5/25/2006     7.19%          7.19%         10.25%            65           3/25/2010   8.63%      10.30%      10.30%
   20         6/25/2006     6.97%          6.97%         10.28%            66           4/25/2010   7.79%      9.28%       9.28%
   21         7/25/2006     7.20%          7.20%         10.28%            67           5/25/2010   8.04%      9.57%       9.57%
   22         8/25/2006     7.49%          7.51%         10.19%            68           6/25/2010   7.78%      9.24%       9.24%
   23         9/25/2006     7.72%          7.75%         10.14%            69           7/25/2010   8.03%      9.52%       9.52%
   24        10/25/2006     7.98%          8.01%         10.12%            70           8/25/2010   7.77%      9.19%       9.19%
   25        11/25/2006     7.72%          7.75%         10.14%            71           9/25/2010   7.76%      9.17%       9.17%
   26        12/25/2006     7.97%          8.00%         10.12%            72          10/25/2010   8.02%      9.45%       9.45%
   27         1/25/2007     7.71%          7.74%         10.15%            73          11/25/2010   7.75%      9.12%       9.12%
   28         2/25/2007     7.71%          7.99%         10.08%            74          12/25/2010   8.01%      9.40%       9.40%
   29         3/25/2007     8.55%          8.97%         9.93%             75           1/25/2011   7.74%      9.08%       9.08%
   30         4/25/2007     7.72%          8.09%         10.05%            76           2/25/2011   7.74%      9.05%       9.05%
   31         5/25/2007     7.97%          8.35%         10.02%            77           3/25/2011   8.56%      10.00%      10.00%
   32         6/25/2007     7.71%          8.08%         10.04%            78           4/25/2011   7.73%      9.01%       9.01%
   33         7/25/2007     7.97%          8.34%         10.00%            79           5/25/2011   7.98%      9.29%       9.29%
   34         8/25/2007     7.86%          8.49%         9.88%             80           6/25/2011   7.72%      8.97%       8.97%
   35         9/25/2007     7.95%          8.73%         9.77%             81           7/25/2011   7.97%      9.24%       9.24%
   36        10/25/2007     8.21%          9.01%         9.71%             82           8/25/2011   7.71%      8.93%       8.93%
   37        11/25/2007     7.94%          8.70%         9.76%             83           9/25/2011   7.71%      8.90%       8.90%
   38        12/25/2007     8.20%          8.98%         9.70%             84          10/25/2011   7.96%      9.18%       9.18%
   39         1/25/2008     7.93%          8.68%         9.74%             85          11/25/2011   7.70%      8.86%       8.86%
   40         2/25/2008     7.93%          8.94%         9.60%             86          12/25/2011   7.95%      9.14%       9.14%
   41         3/25/2008     8.47%          9.71%         9.71%             87           1/25/2012   7.69%      8.82%       8.82%
   42         4/25/2008     7.91%          9.06%         9.49%             88           2/25/2012   7.68%      8.80%       8.80%
   43         5/25/2008     8.17%          9.35%         9.42%             89           3/25/2012   8.21%      9.39%       9.39%
   44         6/25/2008     7.90%          9.03%         9.46%             90           4/25/2012   7.68%      8.76%       8.76%
   45         7/25/2008     8.16%          9.31%         9.39%             91           5/25/2012   7.93%      9.04%       9.04%
   46         8/25/2008     7.89%          9.24%         9.29%             92           6/25/2012   7.67%      8.73%       8.73%
-------------------------------------------------------------------  ---------------------------------------------------------------

(1)  Run using Static LIBOR
(2)  Run assuming that 6mL = 20.00%
(3)  Run assuming that 1mL = 20.00 and proceeds are received from the related
     YM agreement

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.